UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



===============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
               (Date of earliest event reported) December 2, 2003





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On December 2, 2003, General Motors Corporation (GM) issued a news release announcing November sales. The release is as follows:

GM Reports November Sales of 363,181, Up 22 Percent

Truck Sales Up 30 Percent; GM Sets Monthly Utility Sales Record for Industry Cadillac Has Best November Sales Since 1989

DETROIT - General Motors dealers sold 363,181 new cars and trucks in November, up 22 percent compared with November 2002. GM's overall truck sales (214,149) were up 30 percent. Car sales (149,032) were up 13 percent.

"GM's November sales reflected substantial increases across nearly every segment, led by strong sales of our full-size pickups, the Chevrolet Silverado and Avalanche and GMC Sierra," said John Smith, group vice president of GM North America Vehicle Sales, Service and Marketing. "We've achieved year-over-year gains at Chevrolet, GMC, Saab, HUMMER and Cadillac, with Cadillac on track to achieve sales of over 200,000 units for the first time in nearly 10 years. With great new vehicles like the Chevrolet Malibu and Malibu Maxx, Cadillac SRX and XLR, GMC Canyon, Pontiac GTO and Buick Rainier and the launch of 12 all-new cars and trucks next year, we feel like we're really hitting on all cylinders as we wrap up 2003."

GM Truck Sales

GM's industry-leading truck lineup posted exceptionally strong sales results in November. GM truck sales for the month were up 30 percent, driven by sales of full-size pickups (68,804), which were up 23.5 percent and led the industry. Chevrolet full-size pickup sales were 54,553, which was a 25 percent improvement over last year. Additionally, GMC Sierra deliveries (14,251) were up 17 percent. Sales of sport utility vehicles (106,671) set a monthly record and were 39 percent higher than year-ago levels. This was the seventh time in the last eight months that sales of GM utilities surpassed 100,000 units. Medium utility deliveries were 47,591, up 55 percent, and full-size utilities improved 45.5 percent with 49,502 deliveries.

GM Car Sales

GM car sales were up 13 percent in November, driven by strong sales in the important luxury segment (22,070), which was up 18.5 percent. Cadillac DeVille deliveries (8,090) increased 35 percent, and Saab 9-3 sales were up 75 percent with 2,586 deliveries. GM sales in the entry-level segment (38,102) were up 56 percent. Chevrolet Cavalier had 18,354 deliveries, a 53 percent improvement over year-ago levels. Mid-size car sales (80,693) improved 1.5 percent, with Pontiac Grand Prix deliveries (12,582) up 16 percent over last year.

Divisional Highlights

Chevrolet - Chevrolet sales (196,244) were up 30 percent in November. Car sales (59,556) improved 33 percent, and truck sales (136,688) jumped 29 percent. Truck sales were led by Chevrolet's full-size pickups. Silverado sales (47,599) were up 22 percent from year-ago levels, and Avalanche had a 56 percent sales increase with 6,954 deliveries. TrailBlazer sales (20,595) were up 36 percent. Tahoe sales (15,055) improved 44 percent, and Suburban sales jumped 50 percent with 11,743 deliveries.

Cadillac - Cadillac had its best November since 1989 with 21,703 deliveries, up 43 percent over last year and remained on track to sell more than 200,000 vehicles for the calendar year for the first time in nearly 10 years. Truck sales (7,425) improved 108 percent, paced by a 35.5 percent increase in Escalade sales (3,398) and SRX deliveries, which totaled 1,703 in November. Cadillac car sales (14,278) improved 23 percent from year-ago levels, driven by strong DeVille sales (8,090), which were up 35 percent.

GMC - GMC remained on a record sales pace with solid sales in November (43,572), 33 percent higher than last year. Utility sales set a monthly record with 23,210 deliveries.

Envoy had 9,065 deliveries, up 31 percent. Yukon sales (7,348) improved by 64 percent, and Yukon XL sales (6,797) were up 73 percent. Both achieved monthly sales records.

HUMMER's November sales were 2,837. H2 sales in November were 2,784. For the calendar year-to-date, H2 sales were 30,778, up 104.5 percent.

Saab - Saab continued its strong sales performance with 3,600 deliveries in November, a 35 percent improvement over year-ago levels. Sales of the Saab 9-3 (2,586) were up 75 percent.

Pontiac - November deliveries were 41,722, a 38 percent increase. Pontiac car sales (35,955) improved 36 percent, driven by the Grand Prix, up 16 percent with 12,582 deliveries, its best November sales since 1978, and Grand Am with 14,466 deliveries, up 90 percent. Pontiac truck sales (5,767) increased 51 percent.

Saturn - Saturn car sales (11,809) in November increased 9 percent over last year, led by ION with 9,523 deliveries. ION sales for the calendar year-to-date (107,826) have surpassed 100,000 units.

Buick - Buick truck sales in November totaled 10,228. Rendezvous had its best-ever month with 8,593 sales, up 176 percent from last year. Rainier achieved 1,635 sales in November.

Certified Used Vehicles

GM Certified Used Vehicles posted 31,756 sales in November, comparable to last year (-0.2 percent). Calendar year-to-date sales (364,739) were up 21 percent. Cadillac Certified Pre-Owned sales in November were 2,428, down 14 percent, and sales for the calendar year-to-date were 29,981, a 10 percent improvement. Saturn Certified Used posted 2,949 sales in November, up 35 percent, and calendar year-to-date sales of 33,076, up 47 percent from last year. Saab Certified Pre-Owned sales (786) improved 85 percent, and calendar year-to-date (8,823) were up 128 percent. "GM Certified Used Vehicles continues its industry leadership in the certified used category, increasing its market share in the segment by 1.5 points in 2003, to more than 26.7 percent through October," Smith said.

GM Announces November Production Results, Revised 2003 Fourth-Quarter Production Forecast, and Initial 2004 First-Quarter Production Forecast

In November, GM North America produced 437,000 vehicles (180,000 cars and 257,000 trucks), compared to 465,000 vehicles (200,000 cars and 265,000 trucks) produced in November 2002. Production totals include joint venture production of approximately 10,000 vehicles in November and 10,500 vehicles in November 2002.

GM also is revising its fourth-quarter production forecast for North America to
1.37 million vehicles (550,000 cars and 820,000 trucks), up 10,000 units from last month's forecast of 1.36 million vehicles (553,000 cars and 807,000 trucks). In the fourth quarter of 2002, GM North America production was 1.426 million vehicles (602,000 cars and 824,000 trucks).

Additionally, GM's initial 2004 first-quarter forecast for units produced in North America is 1.35 million vehicles (533,000 cars and 817,000 trucks), down approximately 7 percent from 2003 first-quarter production of 1.451 million vehicles (591,000 cars and 860,000 trucks).

GM also announced revised 2003 fourth-quarter and initial 2004 first-quarter production forecasts for its international regions:

GM Europe - The region's revised 2003 fourth-quarter production forecast is 446,000 vehicles, up 1,000 vehicles from last month's forecast. GM Europe built 453,000 vehicles in the fourth quarter of 2002. In addition, the region's initial 2004 first-quarter forecast is 480,000 vehicles. In the first quarter of 2003, the region built 491,000 vehicles.

GM Asia Pacific - The region's revised 2003 fourth-quarter production forecast is 123,000 vehicles, up 9,000 vehicles from last month's forecast. The region built 81,000 vehicles in the fourth quarter of 2002. In addition, the region's initial 2004 first-quarter production forecast is 122,000 units, compared to 2003 first-quarter production of 77,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2003 fourth-quarter forecast is 155,000 vehicles, down 1,000 vehicles from last month's forecast. The region built 157,000 vehicles in the fourth quarter of 2002. In addition, the region's initial 2004 first-quarter production is 151,000 vehicles, compared to 2003 first-quarter production of 127,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs 340,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries and its vehicles are sold in more than 190 countries. In 2002, GM sold more than 8.6 million cars and trucks, nearly 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                    Calendar Year-to-Date
                              November                January - November
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   26         2003      2002   per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------

Vehicle Total          363,181   309,263   22.1  4,308,503   4,385,043   -1.7
-------------------------------------------------------------------------------
Car Total              149,032   137,401   12.8  1,791,188   1,897,071   -5.6
-------------------------------------------------------------------------------
Truck Total            214,149   171,862   29.6  2,517,315   2,487,972    1.2
-------------------------------------------------------------------------------
Light Truck Total      210,784   168,739   29.9  2,480,748   2,453,328    1.1
-------------------------------------------------------------------------------
Light Vehicle Total    359,816   306,140   22.2  4,271,936   4,350,399   -1.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                             Calendar Year-to-Date
                               November                January - November
                      ---------------------------------------------------------
                                          % Chg
                        2003     2002    per S/D      2003        2002    %Chg
-------------------------------------------------------------------------------
Buick                   25,877    32,420  -17.0    307,967     388,477  -20.7
Cadillac                21,703    15,743   43.4    194,028     179,876    7.9
Chevrolet              196,244   156,821   30.1  2,403,494   2,376,735    1.1
GMC                     43,572    34,173   32.6    516,382     497,070    3.9
HUMMER                   2,837     3,933  -25.0     31,447      15,717  100.1
Oldsmobile               9,397    10,101   -3.2    115,701     145,364  -20.4
Other - Isuzu              966     1,015   -1.0     11,560      12,293   -6.0
Pontiac                 41,722    31,531   37.6    431,522     474,878   -9.1
Saab                     3,600     2,772   35.1     44,408      35,062   26.7
Saturn                  17,263    20,754  -13.5    251,994     259,571   -2.9
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    141,990   134,626    9.7  1,743,323   1,861,768   -6.4
-------------------------------------------------------------------------------
Light Truck            210,784   168,739   29.9  2,480,748   2,453,328    1.1
-------------------------------------------------------------------------------

Twenty-five selling days for the November period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    Nov 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                November                January - November
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------
Century                  5,870    16,247  -62.4       87,420     146,870 -40.5
LeSabre                  6,031     6,647   -5.6      106,740     121,309 -12.0
Park Avenue              1,884     2,014   -2.7       24,416      27,803 -12.2
Regal                    1,864     4,278  -54.7       22,127      36,985 -40.2
      Buick Total       15,649    29,186  -44.2      240,703     332,967 -27.7
-------------------------------------------------------------------------------
Catera                       0         3  ***.*           15         241 -93.8
CTS                      4,110     4,173    2.4       45,183      33,353  35.5
DeVille                  8,090     6,233   35.0       74,764      76,840  -2.7
Eldorado                     1       181  -99.4          193       5,447 -96.5
Seville                  1,815     1,442   30.9       17,699      19,619  -9.8
XLR                        262         0  ***.*          588           0 ***.*
     Cadillac Total     14,278    12,032   23.4      138,442     135,500   2.2
-------------------------------------------------------------------------------
Aveo                     3,442         0  ***.*        3,442           0 ***.*
Camaro                      11       803  -98.6        1,103      27,668 -96.0
Cavalier                18,354    12,479   53.0      234,888     219,867   6.8
Classic                  7,501         0  ***.*       38,500           0 ***.*
Corvette                 1,596     2,163  -23.3       26,149      29,696 -11.9
Impala                  15,889    16,183    2.1      247,415     177,184  39.6
Lumina                       0         0  ***.*           15          34 -55.9
Malibu                   7,493    10,396  -25.0      114,799     154,211 -25.6
Metro                        0         0  ***.*            1          13 -92.3
Monte Carlo              4,625     4,376    9.9       60,568      59,705   1.4
Prizm                        1        17  -93.9           17      14,280 -99.9
SSR                        644         0  ***.*          731           0 ***.*
    Chevrolet Total     59,556    46,417   33.4      727,628     682,658   6.6
-------------------------------------------------------------------------------
Alero                    8,107     7,155   17.8       90,001      88,958   1.2
Aurora                      68       390  -81.9        3,082       8,435 -63.5
Intrigue                    10       617  -98.3          786      14,396 -94.5
    Oldsmobile Total     8,185     8,162    4.3       93,869     111,789 -16.0
-------------------------------------------------------------------------------
Bonneville               2,113     1,930   13.9       21,793      33,843 -35.6
Firebird                    12       603  -97.9          912      20,003 -95.4
Grand Am                14,466     7,937   89.6      142,098     139,447   1.9
Grand Prix              12,582    11,252   16.3      110,884     118,813  -6.7
Sunfire                  3,410     2,221   59.7       40,025      59,512 -32.7
Vibe                     3,372     3,617   -3.0       53,415      34,079  56.7
     Pontiac Total      35,955    27,560   35.7      369,127     405,697  -9.0
-------------------------------------------------------------------------------
9-3                      2,586     1,536   75.1       31,596      18,835  67.8
9-5                      1,014     1,236  -14.7       12,812      16,227 -21.0
       Saab Total        3,600     2,772   35.1       44,408      35,062  26.7
-------------------------------------------------------------------------------
ION                      9,523     2,465  301.8      107,826       3,474 ***.*
Saturn L Series          2,286     4,230  -43.8       62,139      75,985 -18.2
Saturn S Series              0     4,577  ***.*        7,046     113,939 -93.8
      Saturn Total      11,809    11,272    9.0      177,011     193,398  -8.5
-------------------------------------------------------------------------------
        GM Total       149,032   137,401   12.8    1,791,188   1,897,071  -5.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     141,990   134,626    9.7    1,743,323   1,861,768  -6.4
-------------------------------------------------------------------------------
GM Import                7,042     2,775  163.9       47,865      35,303  35.6
-------------------------------------------------------------------------------
        GM Total       149,032   137,401   12.8    1,791,188   1,897,071  -5.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    Nov 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                November                January - November
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             15,649    29,186  -44.2      240,703     332,967 -27.7
Cadillac Total          14,278    12,029   23.4      138,427     135,259   2.3
Chevrolet Total         56,114    46,417   25.7      724,186     682,658   6.1
Oldsmobile Total         8,185     8,162    4.3       93,869     111,789 -16.0
Pontiac Total           35,955    27,560   35.7      369,127     405,697  -9.0
Saturn Total            11,809    11,272    9.0      177,011     193,398  -8.5
     GM North America
       Tota;*          141,990   134,626    9.7    1,743,323   1,861,768  -6.4
-------------------------------------------------------------------------------
Cadillac Total               0         3  ***.*           15         241 -93.8
Chevrolet Total          3,442         0  ***.*        3,442           0 ***.*
Saab Total               3,600     2,772   35.1       44,408      35,062  26.7
     GM Import Total     7,042     2,775  163.9       47,865      35,303  35.6
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             25,877    32,420  -17.0      307,967     388,477 -20.7
Cadillac Total          21,703    15,743   43.4      194,028     179,876   7.9
Chevrolet Total        196,244   156,821   30.1    2,403,494   2,376,735   1.1
GMC Total               43,572    34,173   32.6      516,382     497,070   3.9
HUMMER Total             2,837     3,933  -25.0       31,447      15,717 100.1
Oldsmobile Total         9,397    10,101   -3.2      115,701     145,364 -20.4
Other-Isuzu Total          966     1,015   -1.0       11,560      12,293  -6.0
Pontiac Total           41,722    31,531   37.6      431,522     474,878  -9.1
Saab Total               3,600     2,772   35.1       44,408      35,062  26.7
Saturn Total            17,263    20,754  -13.5      251,994     259,571  -2.9
     GM Total          363,181   309,263   22.1    4,308,503   4,385,043  -1.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                November               January - November
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------
Rainier                  1,635         0  ***.*        2,780           0 ***.*
Rendezvous               8,593     3,234  176.3       64,484      55,510  16.2
    Total Buick         10,228     3,234  228.9       67,264      55,510  21.2
-------------------------------------------------------------------------------
Escalade                 3,398     2,608   35.5       31,174      32,412  -3.8
Escalade ESV             1,275         0  ***.*       11,285           0 ***.*
Escalade EXT             1,049     1,103   -1.1        9,992      11,964 -16.5
SRX                      1,703         0  ***.*        3,135           0 ***.*
  Total Cadillac         7,425     3,711  108.1       55,586      44,376  25.3
-------------------------------------------------------------------------------
Astro                    2,423     2,848  -11.5       36,811      47,335 -22.2
C/K Suburban(Chevy)     11,743     8,131   50.2      119,794     133,455 -10.2
Chevy C/T Series            37       192  -80.0          705       4,172 -83.1
Chevy W Series             139       169  -14.5        1,957       2,063  -5.1
Colorado                   374         0  ***.*          374           0 ***.*
Express Cutaway/G Cut    1,276     1,323    0.3       16,846      18,852 -10.6
Express Panel/G Van      4,908     3,736   36.6       61,464      59,359   3.5
Express/G Sportvan         883     1,034  -11.2       14,168      13,634   3.9
Kodiak 4/5 Series          679       309  128.5        6,625       1,416 367.9
Kodiak 6/7/8 Series        241       120  108.9        2,293         209 997.1
S/T Blazer               5,478     3,838   48.4       48,631      91,482 -46.8
S/T Pickup               7,054     6,824    7.5      131,478     137,429  -4.3
Tahoe                   15,055    10,855   44.2      177,943     184,637  -3.6
Tracker                  2,421     3,050  -17.4       33,256      39,364 -15.5
TrailBlazer             20,595    15,764   35.9      238,090     219,373   8.5
Venture                  8,829     6,950   32.1       85,174      83,815   1.6
................................................................................
      Avalanche          6,954     4,633   56.1       84,118      81,596   3.1
     Silverado-C/K
       Pickup           47,599    40,628   21.8      616,139     575,886   7.0
Chevrolet Fullsize
  Pickups               54,553    45,261   25.4      700,257     657,482   6.5
................................................................................
  Chevrolet Total      136,688   110,404   28.8    1,675,866   1,694,077  -1.1
-------------------------------------------------------------------------------
Canyon                     241         0  ***.*          241           0 ***.*
Envoy                    9,065     7,218   30.6      114,879      96,976  18.5
GMC C/T Series              51       746  -92.9        1,479       9,756 -84.8
GMC W Series               297       277   11.5        3,969       3,715   6.8
S/T Jimmy                    0        12  ***.*           52         940 -94.5
Safari (GMC)               642       740   -9.8       10,200      12,750 -20.0
Savana Panel/G Classic   1,469     1,103   38.5       17,996      19,419  -7.3
Savana Special/G Cut       295       336   -8.7        9,438       7,593  24.3
Savana/Rally               234       193   26.1        2,853       2,477  15.2
Sierra                  14,251    12,669   17.0      176,741     179,885  -1.7
Sonoma                   1,927     1,832    9.4       33,093      37,792 -12.4
Topkick 4/5 Series         601       196  218.9        4,400         802 448.6
Topkick 6/7/8 Series       354        99  271.9        3,579         218 ***.*
Yukon                    7,348     4,662   63.9       75,957      65,814  15.4
Yukon XL                 6,797     4,090   72.8       61,505      58,933   4.4
     GMC Total          43,572    34,173   32.6      516,382     497,070   3.9
-------------------------------------------------------------------------------
HUMMER H1                   53        62  -11.1          669         664   0.8
HUMMER H2                2,784     3,871  -25.2       30,778      15,053 104.5
   HUMMER Total          2,837     3,933  -25.0       31,447      15,717 100.1
-------------------------------------------------------------------------------
Bravada                    336       681  -48.7        7,697      13,175 -41.6
Silhouette                 876     1,258  -27.6       14,135      20,400 -30.7
 Oldsmobile Total        1,212     1,939  -35.0       21,832      33,575 -35.0
-------------------------------------------------------------------------------
Other-Isuzu F Series        98       155  -34.2        1,298       1,785 -27.3
Other-Isuzu N Series       868       860    5.0       10,262      10,508  -2.3
 Other-Isuzu Total         966     1,015   -1.0       11,560      12,293  -6.0
-------------------------------------------------------------------------------
Aztek                    1,889     1,168   68.2       25,800      25,364   1.7
Montana                  3,878     2,803   43.9       36,595      43,817 -16.5
   Pontiac Total         5,767     3,971   51.0       62,395      69,181  -9.8
-------------------------------------------------------------------------------
VUE                      5,454     9,482  -40.2       74,983      66,173  13.3
   Saturn Total          5,454     9,482  -40.2       74,983      66,173  13.3
-------------------------------------------------------------------------------
     GM Total          214,149   171,862   29.6    2,517,315   2,487,972   1.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     213,055   170,840   29.7    2,504,236   2,474,991   1.2
-------------------------------------------------------------------------------
GM Import                1,094     1,022   11.3       13,079      12,981   0.8
-------------------------------------------------------------------------------
     GM Total          214,149   171,862   29.6    2,517,315   2,487,972   1.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     210,784   168,739   29.9    2,480,748   2,453,328   1.1
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*            0           0 ***.*
-------------------------------------------------------------------------------
     GM Total          210,784   168,739   29.9    2,480,748   2,453,328   1.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  November 2003
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                November               January - November
                         ------------------------------------------------------
                                           %Chg
                         2003      2002  per S/D       2003        2002   %Chg
                         ------------------------------------------------------
       Selling Days (S/D)  25      26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,228     3,234  228.9       67,264      55,510  21.2
Cadillac Total           7,425     3,711  108.1       55,586      44,376  25.3
Chevrolet Total        136,598   110,287   28.8    1,674,595   1,692,707  -1.1
GMC Total               43,341    33,973   32.7      513,306     494,557   3.8
HUMMER Total             2,837     3,933  -25.0       31,447      15,717 100.1
Oldsmobile Total         1,212     1,939  -35.0       21,832      33,575 -35.0
Other-Isuzu Total          193       310  -35.3        2,828       3,195 -11.5
Pontiac Total            5,767     3,971   51.0       62,395      69,181  -9.8
Saturn Total             5,454     9,482  -40.2       74,983      66,173  13.3
    GM North America
      Total*           213,055   170,840   29.7    2,504,236   2,474,991   1.2
-------------------------------------------------------------------------------
Chevrolet Total             90       117  -20.0        1,271       1,370  -7.2
GMC Total                  231       200   20.1        3,076       2,513  22.4
Other-Isuzu Total          773       705   14.0        8,732       9,098  -4.0
    GM Import Total      1,094     1,022   11.3       13,079      12,981   0.8
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,228     3,234  228.9       67,264      55,510  21.2
Cadillac Total           7,425     3,711  108.1       55,586      44,376  25.3
Chevrolet Total        135,592   109,614   28.6    1,664,286   1,686,217  -1.3
GMC Total               42,269    32,855   33.8      502,955     482,579   4.2
HUMMER Total             2,837     3,933  -25.0       31,447      15,717 100.1
Oldsmobile Total         1,212     1,939  -35.0       21,832      33,575 -35.0
Pontiac Total            5,767     3,971   51.0       62,395      69,181  -9.8
Saturn Total             5,454     9,482  -40.2       74,983      66,173  13.3
    GM North America
      Total*           210,784   168,739   29.9    2,480,748   2,453,328   1.1
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             10,228     3,234  228.9       67,264      55,510  21.2
Cadillac Total           7,425     3,711  108.1       55,586      44,376  25.3
Chevrolet Total        135,592   109,614   28.6    1,664,286   1,686,217  -1.3
GMC Total               42,269    32,855   33.8      502,955     482,579   4.2
HUMMER Total             2,837     3,933  -25.0       31,447      15,717 100.1
Oldsmobile Total         1,212     1,939  -35.0       21,832      33,575 -35.0
Pontiac Total            5,767     3,971   51.0       62,395      69,181  -9.8
Saturn Total             5,454     9,482  -40.2       74,983      66,173  13.3
    GM Total           210,784   168,739   29.9    2,480,748   2,453,328   1.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 12/02/03

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car1 Truck1  Total    GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2003 Q4 #       550    820    1,370    446    155     123    2,094    16    20
O/(U) prior
forecast:@       (3)    13       10      1     (1)      9       19     0     0
------------    -------------------   ----- ------   ----  ---------
2004 Q1 #       533    817    1,350    480    151     122    2,103    19    25
O/(U) prior
forecast:@        0      0        0      0      0       0        0     0     0
------------    -------------------   ----- ------   ----  ---------
===============================================================================

                         GMNA
                -------------------                          Total   Memo: JV*
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

   2000
1st Qtr.        746    775    1,521    572    118      40    2,251    24    13
2nd Qtr.        787    781    1,568    534    140      45    2,287    19    17
3rd Qtr.        689    630    1,319    374    151      53    1,897    16    18
4th Qtr.        670    694    1,364    513    135      47    2,059    18    17
              -----  -----    -----  -----   ----     ---   ------   ---   ---
    CY        2,892  2,880    5,772  1,993    544     185    8,494    77    65

   2001
1st Qtr.        581    633    1,214    538    138      51    1,941    13    14
2nd Qtr.        638    726    1,364    491    165      64    2,084    13    16
3rd Qtr.        573    665    1,238    373    146      74    1,832    11    15
4th Qtr.        573    721    1,294    441    127      67    1,929     9    16
              -----  -----    -----  -----   ----     ---   ------   ---   ---
    CY        2,365  2,745    5,110  1,842    575     256    7,786    46    61

   2002
1st Qtr.        600    753    1,353    456    131      65    2,005    12    11
2nd Qtr.        688    865    1,553    453    141      74    2,221    15    17
3rd Qtr.        567    740    1,307    408    132      87    1,934    19    20
4th Qtr.        602    824    1,426    453    157      81    2,117    16    20
              -----  -----    -----   ----   ----     ---   ------   ---   ---
    CY        2,457  3,182    5,639  1,770    561     307    8,277    62    68

   2003
1st Qtr.        591    860    1,451    491    127      77    2,146    19    24
2nd Qtr.        544    837    1,381    488    128      90    2,087    19    24
3rd Qtr.        492    752    1,244    393    135     120    1,892    21    16
4th Qtr. #      550    820    1,370    446    155     123    2,094    16    20
              -----  -----    -----  -----   ----    ----   ------   ---   ---
   CY #       2,177  3,269    5,446  1,818    545     410    8,219    75    84

   2004
1st Qtr. #      533    817    1,350    480    151     122    2,103    19    25
------------    -------------------   ----- ------   ----  ---------

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  December 2, 2003              By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)